                                                                     EXHIBIT 3.9

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                  PAGE 1

                         -----------------------------


               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "UNIVERSAL CABLE HOLDINGS, INC.", FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF OCTOBER, A.D. 1985, AT 10 O'CLOCK A.M.





                            [SEAL]     /s/ EDWARD J. FREEL
                                     ----------------------------------------
                                       Edward J. Freel, Secretary of State


     2073810  8100                   AUTHENTICATION: 9209005

     981283361                                 DATE: 07-21-98

                         CERTIFICATE OF INCORPORATION
                                      OF
                        UNIVERSAL CABLE HOLDINGS, INC.


     I, the undersigned natural person of the age of 18 years or more, acting as an incorporator of a corporation (hereinafter called the "Corporation") under the General Corporation Law of Delaware, do hereby adopt the following Certificate of Incorporation for the Corporation:

                                  ARTICLE ONE

     The name of the Corporation is Universal Cable Holdings, Inc.

                                  ARTICLE TWO

     The registered office of the Corporation in the State of Delaware is located at Corporation Trust Centre, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

                                 ARTICLE THREE

     The purpose for which the Corporation is organized is to engage in any and all lawful acts and activity for which corporations may be organized under the General Corporation Law of Delaware.

                                  ARTICLE FOUR

     The aggregate number of shares which the Corporation shall have authority to issue is 5,000 shares of Common Stock and shall be of the par value of $.01 per share. Each share of Common Stock shall have identical rights and privileges in every respect.

                                  ARTICLE FIVE

     No holder of any shares of any class or series of stock (whether now or hereafter authorized) of the Corporation shall, as such holder, have any preemptive or preferential right to receive, purchase or subscribe to (a) any unissued or treasury shares of any class of stock (whether now or hereafter authorized) of the Corporation (b) any obligations, evidences of indebtedness or other securities of the Corporation convertible into or exchangeable for, or carrying or accompanied by any rights to receive, purchase or subscribe to, any such unissued or treasury shares, (c) any right of subscription to or right to receive, or any warrant or option for the purchase of, any of the foregoing securities or (d) any other securities that may be issued or sold by the Corporation.

                                  ARTICLE SIX

     Cumulative voting for the election of directors is expressly denied and prohibited.

                                 ARTICLE SEVEN

     The name of the incorporator of the Corporation is Ronald A. Woessner and the mailing address of such incorporator is Founders Square, Suite 100, 900 Jackson Street, Dallas, Texas 75202-4499.

                                 ARTICLE EIGHT

     The powers of the incorporator shall terminate upon the filing of this Certificate of Incorporation, and the name and mailing address of the person who is to serve as the sole director of the Corporation until the first annual meeting of the stockholders of the Corporation or until his successor is elected and qualified is:

            Name                             Mailing Address
            ----                             ---------------
       Eric C. Neuman                     1509 Main Street, Suite 1300
                                          Dallas, Texas 75201

Thereafter, the number of directors of the Corporation shall be specified in, or determined in the manner provided in, the bylaws of the Corporation.

                                  ARTICLE NINE

     Directors of the Corporation need not be elected by written ballot.

                                  ARTICLE TEN

     The directors of the Corporation shall have the power to adopt, amend, and repeal the bylaws of the Corporation.

                                 ARTICLE ELEVEN

     No contract or transaction between a corporation and one or more of its directors, officers, or shareholders or between a corporation and any person (as used herein "person" means other corporation, partnership, association, firm, trust, joint venture, political subdivision, or instrumentality) or other organization in which one or more of its directors, officers, or shareholders are directors, officers or shareholders, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if; (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

     Every person who may become a director of the Corporation is hereby relieved from any liability that might otherwise exist from contracting with the Corporation for the benefit of himself or of any person in which he has any interest; provided that the fact of such interest shall have been disclosed or known to the other directors or shareholders of the Corporation, as the case may be, acting upon or with reference to such act, contract, or transaction, even though the presence at a meeting or vote or votes of such interested director might have been necessary to obligate the Corporation upon such act, contract, or transaction.

                                 ARTICLE TWELVE

     The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, upon a plea of nolo contendere or equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect of any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                                ARTICLE THIRTEEN

     Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court or equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

     I, the undersigned, for the purpose of forming the Corporation under the laws of the State of Delaware, do make, file, and record this Certificate of Incorporation and do certify that the facts stated herein are true and, accordingly, I do hereunto set my hand on October 17, 1985.

                                /s/ RONALD A. WOESSNER
                                ---------------------------
                                    Ronald A. Woessner

STATE OF TEXAS      )
                    )
COUNTY OF DALLAS    )

     Be it remembered, that on this 17 day of October, 1985, personally appeared before me, Michele L. Kiper, a notary public, Ronald A. Woessner, party to the foregoing Certificate of Incorporation, known to me personally to be such, and I having first made known to him the contents of said certificate, he did acknowledge that he signed and delivered the same as his voluntary act and deed, and deposed that the facts therein stated were truly set forth.

     Given under my hand and seal of office the day and year aforesaid.

                                   /s/ MICHELE L. KIPER
                                   -----------------------------   [SEAL]
                                      Notary Public in and for
                                         the State of Texas

My Commission Expires:
11-4-87

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                  PAGE 1

                         -----------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "UNIVERSAL CABLE HOLDINGS, INC.", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF DECEMBER, A.D. 1985, AT 3 O'CLOCK P.M.





                            [SEAL]     /s/ EDWARD J. FREEL
                                     ----------------------------------------
                                       Edward J. Freel, Secretary of State


     2073810  8100                   AUTHENTICATION: 9209006

     981283361                                 DATE: 07-21-98

                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                         UNIVERSAL CABLE HOLDINGS, INC.
                               (with amendments)

                        (Pursuant to Section 242 & 245)

     Universal Cable Holdings, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify as follows:

First:    That the name of the Corporation is Universal Cable Holdings, Inc.

Second:   That the Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on October 21, 1985.

Third:    This Restated Certificate of Incorporation was adopted in accordance with Section 245 of the Delaware General Corporation Law (including approval by unanimous written consent of the directors and shareholders of the Corporation).

Fourth:   That as restated and amended, the Corporation's Certificate of
Incorporation shall read as follows:

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                         UNIVERSAL CABLE HOLDINGS, INC.

_______________________________________________________________________________

                                     FIRST

     The name of the Corporation is Universal Cable Holdings, Inc.

                                     SECOND

     The registered office of the Corporation in the State of Delaware is located at Corporation Trust Centre, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Corporation.

                                     THIRD

     The purpose for which the Corporation is organized is to engage in any and all lawful acts and activity for which corporations may be organized under the General Corporation Law of Delaware.

                                     FOURTH

     The aggregate number of shares which the Corporation shall have authority to issue is (i) 300,000 shares, $.10 par value, designated Common Stock, (ii) 150,000 shares, $.10 par value, designated Nonvoting Common Stock, and (iii) 75,000 shares, $1.00 par value, designated 12% Senior Redeemable Preferred Stock (the "Preferred Stock").

     The following is a statement of the designations, preferences, limitations, and relative rights in respect of the shares of each class of stock of the Corporation.

     Section 1. Preferred Stock. The rights and preferences of the Preferred Stock shall be as follows:

          (a) Dividends. Dividends on each share of Preferred Stock shall accumulate daily whether or not earned or declared, at an annual rate of $.12 per annum from and after the date of issuance thereof. Such dividends shall be paid, to the extent declared by the board of directors, out of funds legally available for the payment of dividends, at such time or times as may be declared by the board of directors.

          (b)  Redemption.

               (i) Optional Redemption. The Corporation may redeem the Preferred Stock at any time prior to December 31, 1990, in whole or in part on not less than 10 days' prior written notice to each holder of Preferred Stock, for cash at a price equal to $1.00 per share, plus the amount of all unpaid dividends accumulated thereon through the date of redemption (provided, that if the Corporation elects at any time to redeem less than all shares of Preferred Stock then outstanding, it shall redeem the shares of Preferred Stock that it elects to redeem ratably from all holders of Preferred Stock according to the number of shares held by each, with such adjustments as may be necessary to eliminate fractional shares).

               (ii) Mandatory Redemption. On December 31, 1990, the Corporation shall, to the extent it may lawfully do so, redeem all shares of Preferred Stock then outstanding, for cash at a price equal to $1.00 per share, plus the amount of all unpaid dividends accumulated thereon through the date of redemption (the "Liquidation Value"), and if an Event of Noncompliance (as defined in the Purchase Agreement, dated as of December 20, 1985 (the "Agreement"), by and among the Corporation, Jay O'Neal, Communications Partners, Ltd., and InterFirst Venture Corporation (the "Buyer")), shall have occurred and be continuing, the Corporation shall, within 60 days following receipt by the Corporation of a written request of the holders of more than 50% of the outstanding Preferred Stock and to the extent it may lawfully do so, redeem all shares of Preferred Stock then outstanding, for cash at the liquidation value; provided that, with respect to an Event of Noncompliance set forth in Section 11(b)(vi)(y) of the Agreement, the rights of the Majority Preferred Stockholders under this clause shall not arise until any such default therein referenced shall have resulted in an acceleration of the indebtedness evidenced by the Loan Agreement or other contract or agreement; provided, that if pursuant to this subsection (b)(ii) of this
        Section 1, the Corporation at any time redeems less than all shares of Preferred Stock then outstanding, it shall redeem such shares ratably from all holders of Preferred Stock according to the number of shares held by each, with such adjustments as may be necessary to eliminate fractional shares. The Corporation shall take all corporate and other action it can lawfully take to enable it to redeem the Preferred Stock as contemplated by this subsection (b)(ii) of this Section 1, and if it cannot lawfully redeem all of the then outstanding shares of Preferred Stock on December 31, 1990, it shall redeem the maximum number of shares it may lawfully redeem on such date, and it shall redeem the remainder of the Preferred Stock at the earliest possible time or times thereafter when it can lawfully do so.

               (iii)     Sale of the Company.

                    (A) In the event of a Sale of the Corporation, any holder of
               Preferred Stock may require the Corporation to redeem all or any portion of the Preferred Stock owned by such holder at a price per share equal to the Liquidation Value of such shares. The Corporation will notify each holder of Preferred Stock of an impending Sale of the Corporation not less than 30 days prior to the consummation thereof, and each such holder will have until 20 days after the receipt of such notice to request redemption of all or any portion of the Preferred Stock owned by such holder. Upon receipt of such request, the Corporation will be obligated to redeem the number of shares specified in such request at the time of the consummation of such Sale of the Corporation. No Sale of the Corporation will be consummated unless the Corporation has fulfilled all of its obligations to the holders of Preferred Stock under this Section 1(b)(iii). The Sale of the Corporation must occur within 180 days after the delivery of the notice herein required to be sent to each holder of Preferred Stock.
               The term "Sale of the Corporation" means (a) a sale or transfer of all or substantially all of the assets of the Corporation in any transaction or series of related transactions, and (b) any merger or consolidation to which the Corporation is a party.

                    (B) Redemption made pursuant to this Section 1(b)(iii) will not relieve the Corporation of its obligation to redeem Preferred Stock on the dates set forth in Section 1(b)(i) or
               (ii).

               (iv) Redemption Obligations. For each share which is to be redeemed, the Corporation will be obligated on the redemption date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such Share duly endorsed in blank or accompanied by an appropriate form of assignment) an amount equal to the Liquidation Value thereof. If the funds of the Corporation legally and actually available for redemption of a series of shares on any Redemption Date are insufficient to redeem the total number of shares of that Series to be redeemed on such date, those funds which are legally and actually available will be used to redeem the maximum possible number of shares of that series ratably, according to the number of shares held, among the holders of the shares to be redeemed. At any time thereafter as additional funds of the Corporation are legally and actually available for the redemption of shares, such funds will immediately be used to redeem the balance of the shares which the Corporation has become obligated to redeem on any redemption date but which it has not redeemed.

               (v) Other Redemptions or Acquisitions. The Corporation will neither redeem nor otherwise acquire any

     Preferred Stock, except as expressly authorized herein or pursuant to offers made pro rata to all holders of Preferred Stock.

          (c) Voting Rights. The holders of Preferred Stock shall not be entitled to vote on any matters to be voted on by the shareholders of the Corporation, except as may otherwise be expressly required by law, by this Restated Certificate of Incorporation or by the Agreement (as defined in Section 1(b)(ii) hereof). Notwithstanding the foregoing, the Corporation shall not (i) pay any dividends or make any distributions on or purchase any Common Stock or Nonvoting Common Stock without the written consent of the holders of at least a majority of the Preferred Stock (ii) issue any class of stock that ranks senior to or equal with the Preferred Stock as to dividends or rights on liquidation without the written consent of the holders of at least a majority of the Preferred Stock, or (iii) change the preferences, limitations, or relative rights of the Preferred Stock without the written consent of the holders of at least a majority of the Preferred Stock.

          (d) Priority of Preferred Stock upon Dissolution. Subject to the remaining provisions of this subsection (d) of this Section 1, in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation, the holders of the Preferred Stock shall be entitled to receive, out of the remaining assets of the Corporation, $1.00 in cash for each share of Preferred Stock they then hold, plus an amount equal to all dividends accumulated and unpaid on each share through the date of distribution (the "Preference Amount"), before any distribution shall be made to the holders of any shares of Common Stock or Nonvoting Common Stock or any other class of stock of the Corporation. If upon any such liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution to shareholders shall be insufficient to permit the payment to the holders of the Preferred Stock of their respective Preference Amounts, then the entire assets of the Corporation remaining after payment or provision for payment of the debts and liabilities of the Corporation shall be distributed among the holders of Preferred Stock then outstanding, ratably among the holders of Preferred Stock then outstanding according to the number of shares held by each.

          Neither the consolidation nor the merger of the Corporation with or into any other corporation, nor any sale, lease, exchange, or conveyance of all or any part of the properties, assets, or business of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the affairs of the Corporation within the meaning of this subsection (d) of this Section 1.

          No provisions of this subsection (d) of this Section 1 shall in any manner, prior to any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, create or be deemed to create any restrictions upon the surplus of the Corporation or prohibit the payment of dividends on the capital stock of the Corporation out of the funds of the Corporation legally available therefor, nor shall any such restriction or prohibition be in any manner inferred from the provisions of this subsection
(d) of this Section 1.

          (e) No Reissue. No shares of Preferred Stock that are acquired by the Corporation, through redemption, repurchase, or otherwise, shall be reissued by the Corporation.

     Section 2. Common Stock and Nonvoting Common Stock.

          (a) Common Stock and Nonvoting Common Stock shall have identical rights and privileges in every respect, except that the holders of Nonvoting Common Stock shall not be entitled to vote on any matter whatsoever except as otherwise expressly required by law.

          (b) Subject to the prior rights and preferences of the Preferred Stock and subject to the provisions and on the conditions set forth in Section 1 of this ARTICLE FOURTH, such dividends (payable in cash, stock, or otherwise) as may be determined by the board of directors of the Corporation may be declared and paid on the Common Stock and Nonvoting Common Stock from time to time out of any funds legally available therefor.

          (c) The shares of Common Stock shall be fully voting stock at the rate of one vote for each share of Common Stock held.

          (d) After payment shall have been made in full to the holders of the Preferred Stock in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, the remaining assets and funds of the Corporation shall be distributed among the holders of the Common Stock and Nonvoting Common Stock according to their respective shares.

          (e) Each share of Nonvoting Common Stock shall be convertible into one share (subject to appropriate adjustment if there shall be any stock split, reverse stock split, or similar change in the Common Stock or Nonvoting Common Stock after the date hereof) of Common Stock, at any time at the option of the holder by delivery to the Corporation at its principal executive office of the certificates representing shares to be converted, duly endorsed, together with written instructions that the shares are to be converted; provided, however, that (i) no shares may be converted until such time as all necessary filings shall have been made with, and all necessary approvals obtained from, the Federal Communications Commission (the "FCC"), and (ii) no conversion may be made in violation of Section 4 of this ARTICLE FOURTH of this Restated Certificate of Incorporation.

     Section 3. Preemptive Rights. Except as otherwise provided in this Restated Certificate of Incorporation or in the Agreement, no holder of any shares of the Preferred Stock, Common Stock, or Nonvoting Common Stock issued by the Company shall, solely by reason of his capacity as such a holder, have any preemptive right whatsoever.

     Section 4. Compliance With Laws. No transfer of stock of the Corporation may be made by any stockholder to any person, association, corporation, joint venture, partnership, trust, business, or individual (any "Person"), nor may conversion of any stock of the Corporation be made by any Person, (i) until receipt by the Corporation of a notice from such Person that such transfer or conversion, as applicable, shall not cause (solely as the result of such Person's then ownership of one or more licenses issued by the FCC or of then ownership interest by such Person or its Affiliates (hereinafter defined) in any Person(s) which then hold(s) one or more licenses issued by the
FCC) the Corporation or any of its subsidiaries to be in violation of the multiple ownership rules of the FCC, and (ii) solely in the case of a transfer in a negotiated arm's length transaction, until receipt by the Corporation of an agreement from such Person, binding and enforceable by the Corporation, that if such transfer shall, in fact, cause a violation by the Corporation or any of its subsidiaries of such multiple ownership rules (solely as the result of such then ownership) then it shall be the obligation of such Person, and not of the Corporation or its subsidiaries, to correct such violation, and such Person shall indemnify and hold harmless the Corporation and its subsidiaries from and against any damage which they may incur as a result of such violation. "Affiliate" shall mean with respect to any Person, a corporation, association, joint venture, partnership, trust, business, or individual which directly or indirectly through one or more intermediaries, is controlled by such Person, or in which such Person has an ownership interest.

                                     FIFTH

     Cumulative voting for the election of directors is expressly denied and prohibited.
                                     SIXTH

     The name of the incorporator of the Corporation is Ronald A. Woessner and the mailing address of such incorporator is Founders Square, Suite 100, 900 Jackson Street, Dallas, Texas 75202-4499.

                                    SEVENTH

     Directors of the Corporation need not be elected by written ballot.

                                     EIGHTH

     The directors of the Corporation shall have the power to adopt, amend, and repeal the bylaws of the Corporation.

                                     NINTH

     No contract or transaction between the Corporation and one or more of its directors, officers, or shareholders or between the Corporation and any person (as used herein "person" means other corporation, partnership, association, firm, trust, joint venture, political subdivision, or instrumentality) or other organization in which one or more of its directors, officers, or shareholders are directors, officers or shareholders, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if; (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

     Every person who may become a director of the Corporation is hereby relieved from any liability that might otherwise exist from contracting with the Corporation for the benefit of himself or of any person in which he has any interest; provided that the fact of such interest shall have been disclosed or known to the other directors or shareholders of the Corporation, as the case may be, acting upon or with reference to such act, contract, or transaction, even though the presence at a meeting or vote or votes of such interested director might have been necessary to obligate the Corporation upon such act, contract, or transaction.

                                     TENTH

     The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, upon a plea of nolo contendere or equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect of any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                                    ELEVENTH

     Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

     IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be executed as of the 20th day of December, 1985.

                                        UNIVERSAL CABLE HOLDINGS, INC.

Attest: ERIC C. NEUMAN                  By  ERIC C. NEUMAN
        -------------------                 ----------------------
        Eric C. Neuman,                     Eric C. Neuman,
        Secretary                           Vice President

THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

     Before me, the undersigned authority, on this day personally appeared Eric
C. Neuman, the Vice President and Secretary of Universal Cable Holdings, Inc., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said corporation and the facts stated therein are true.

     Given under my hand and seal of office on this the 20th day of December, A.D. 1985.

                                        NANCY WALLIN
                                        ---------------------------    [SEAL]
                                        Notary Public in and for
                                        the State of Texas

My Commission Expires:

June 4, 1989

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                  PAGE 1

                         -----------------------------


               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "UNIVERSAL CABLE HOLDINGS, INC.", FILED IN THIS OFFICE
     ON THE THIRD DAY OF FEBRUARY, A.D. 1987, AT 1:45 O'CLOCK P.M.





                            [SEAL]     /s/ EDWARD J. FREEL
                                     ----------------------------------------
                                       Edward J. Freel, Secretary of State


     2073810  8100                   AUTHENTICATION: 9209007

     981283361                                 DATE: 07-21-98

                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                         UNIVERSAL CABLE HOLDINGS, INC.

                 (Pursuant to GCL Section 242 and Section 245)

     Universal Cable Holdings, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify as follows:

First: That the name of the Corporation is Universal Cable Holdings, Inc.

Second: That the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 21, 1985.

Third: That a Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 20, 1985.

Fourth: That this Restated Certificate of Incorporation, which restates and also further amends the Corporation's Restated Certificate of Incorporation filed on December 20, 1985, was proposed by the directors and duly adopted by the stockholders in the manner and by the vote prescribed by Section 242 and
Section 245 of the Delaware General Corporation Law.

Fifth: That as restated and amended, the Corporation's Restated Certificate of Incorporation shall read as follow:

                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                         UNIVERSAL CABLE HOLDINGS, INC.

-------------------------------------------------------------------------------

                                     FIRST

     The name of the Corporation is Universal Cable Holdings, Inc.

                                     SECOND

     The registered office of the Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Corporation.

                                     THIRD

     The purpose for which the Corporation is organized is to engage in any and all lawful acts and activity for which corporations may be organized under the General Corporation Law of Delaware.

                                     FOURTH

     The aggregate number of shares which the Corporation shall have authority to issue is (i) 635,000 shares, $.10 par value, designated Common Stock, (ii) 560,000 shares, $.10 par value, designated Nonvoting Common Stock, and (iii) 3,065,000 shares, $1.00 par value, designated 12% Senior Redeemable Preferred Stock (the "Preferred Stock").

     The following is a statement of the designations, preferences, limitations, and relative rights in respect of the shares of each class of stock of the Corporation.

     Section 1. Preferred Stock. The rights and preferences of the Preferred Stock shall be as follows (unless the holders of a majority of the outstanding Preferred Stock otherwise agree):

          (a) Dividends. Dividends on each share of Preferred Stock shall accumulate daily whether or not earned or declared, at an annual rate of $.12 per annum from and after the date of issuance thereof. Such dividends shall be paid, to the extent declared by the board of directors, out of funds legally available for the payment of dividends, at such time or times as may be declared by the board of directors.

          (b)  Redemption.

               (i) Optional Redemption. The Corporation may redeem shares of Preferred Stock at any time prior to five (5) years from the date of issuance of such shares of Preferred Stock, in whole or in part on not less than 10 days' prior written notice to each holder of such shares of Preferred Stock, for cash at a price equal to $1.00 per share, plus the amount of all unpaid dividends accumulated thereon through the date of redemption (provided, that if the Corporation elects at any time to redeem less than all shares of Preferred Stock then outstanding, it shall redeem the shares of Preferred Stock that it elects to redeem ratably from all holders of Preferred Stock according to the number of shares held by each, with such adjustments as may be necessary to eliminate fractional shares).

               (ii) Mandatory Redemption. On the fifth anniversary of the date of issuance of shares of Preferred Stock, the

     Corporation shall, to the extent it may lawfully do so, redeem those shares of Preferred Stock which have been outstanding for such five year period, for cash at a price equal to $1.00 per share, plus the amount of all unpaid dividends accumulated thereon through the date of redemption (the "Liquidation Value"), and if an Event of Noncompliance (as defined in that certain Purchase Agreement, dated as of February 3, 1987 (the
     "Agreement"), by and among the Corporation, Jay J. O'Neal, Communications Partners, Ltd., Rust Capital, Ltd. ("Rust"), and MVenture Corp. ("MVenture") shall have occurred and be continuing, the Corporation shall, within 60 days following receipt by the Corporation of a written request of the holders of more than 50% of the outstanding Preferred Stock and to the extent it may lawfully do so, redeem all shares of Preferred Stock then outstanding, for cash at the Liquidation Value; provided that, with respect to an Event of Noncompliance set forth in Section 11(b)(vi)(y) of the Agreement, the rights of the Majority Preferred Stockholders (as defined in the Agreement) under this clause shall not arise until any such default therein referenced shall have resulted in an acceleration of the indebtedness evidenced by any agreement for borrowed money or other contract or agreement; provided, that if pursuant to this subsection
     (b)(ii) of this Section 1, the Corporation at any time redeems less than all shares of Preferred Stock which have been outstanding for a period of five (5) years or more, it shall redeem such shares ratably from all holders of shares of Preferred Stock which have been outstanding for such five (5) year period according to the number of such shares held by each, with such adjustments as may be necessary to eliminate fractional shares. The Corporation shall take all corporate and other action it can lawfully take to enable it to redeem the Preferred Stock as contemplated by this subsection (b)(ii), and if it cannot lawfully redeem all of the shares of Preferred Stock which remain outstanding on the fifth (5th) anniversary of their issuance, it shall (A) redeem the maximum number of such shares it may lawfully redeem on such date, (B) pay interest as it accrues to each holder of Preferred Stock on the first day of each month after such fifth anniversary at the rate of 12% per annum on all accrued but unpaid dividends, and (C) redeem the remainder of the Preferred Stock which has been outstanding for such five (5) year period at the earliest possible time or times thereafter when it can lawfully do so.

               (iii)     Sale of the Company.

                    (A) In the event of a Sale of the Corporation, any holder of Preferred Stock may require the Corporation to redeem all or any portion of the Preferred Stock owned by such holder at a price per share equal to the Liquidation Value of such share. The Corporation will notify each holder of Preferred Stock of an impending Sale of the Corporation not less than 30 days prior to the consummation thereof, and each such holder will have until 20 days after the receipt of such notice to request redemption of all or any portion of the Preferred Stock owned by such holder. Upon receipt of such request, the Corporation will be obligated to redeem the number of shares specified in such request at the time of the consummation of such Sale of the Corporation. No Sale of the Corporation will be consummated unless the Corporation has fulfilled all of its obligations to the holders of Preferred Stock under this Section 1(b)(iii). Unless the Sale of the Corporation occurs within 180 days after the delivery of the notice herein required to be sent to each holder of Preferred Stock, the Corporation may not consummate the Sale of the Corporation without the foregoing notice, request, and redemption procedure being repeated. The term "Sale of the Corporation" means (a) a sale or transfer of all or substantially all of the assets of the Corporation in any transaction or series of related transactions, and (b) any merger or consolidation to which the Corporation is a party if the Corporation thereby becomes a subsidiary of another entity or does not survive.

                    (B) Redemptions made pursuant to this Section 1(b)(iii)
               will not relieve the Corporation of its obligation to redeem Preferred Stock that remains outstanding on the dates set forth in Section 1(b)(i) or (ii).

               (iv) Redemption Obligations. For each share of Preferred Stock which is to be redeemed, the Corporation will be obligated on the redemption date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such share duly endorsed in blank or accompanied by an appropriate form of assignment) an amount equal to the Liquidation Value thereof. If the funds of the Corporation legally and actually available for redemption of shares on any redemption date are insufficient to redeem the total number of shares of Preferred Stock to be redeemed on such date, those funds which are legally and actually available will be used to redeem the maximum possible number of shares of Preferred Stock ratably, according to the number of shares held, among the holders of the shares to be redeemed. At any time thereafter as additional funds of the Corporation are legally and actually available for the redemption of shares, such funds will immediately be used to redeem the balance of the shares which the Corporation has become obligated to redeem on any redemption date but which it has not redeemed.

               (v) Other Redemptions or Acquisitions. The Corporation will neither redeem nor otherwise acquire any Preferred Stock, except as expressly authorized herein or pursuant to offers made pro rata to all holders of Preferred Stock.

          (c) Voting Rights. The holders of Preferred Stock shall not be entitled to vote on any matters to be voted on by the stockholders of the Corporation, except as may otherwise be expressly required by law, by this Restated Certificate of Incorporation, or by the Agreement (as defined in Section 1(b)(ii) hereof). Notwithstanding the foregoing, the Corporation shall not (i) pay any dividends or make any distributions on or purchase any Common Stock or Nonvoting Common Stock without the written consent of the holders of at least a majority of the Preferred Stock, (ii) issue any class of stock that ranks senior to or equal with the Preferred Stock as to dividends or rights on liquidation without the written consent of the holders of at least a majority of the Preferred Stock, or (iii) change the preferences, limitations, or relative rights of the Preferred Stock without the written consent of the holders of at least a majority of the Preferred Stock.

          (d) Priority of Preferred Stock upon Dissolution. Subject to the remaining provisions of this subsection (d) of this Section 1, in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation, the holders of the Preferred Stock shall be entitled to receive, out of the remaining assets of the Corporation, $1.00 in cash for each share of Preferred Stock they then hold, plus an amount equal to all dividends accumulated and unpaid on each share through the date of distribution (the "Preference Amount"), before any distribution shall be made to the holders of any shares of Common Stock or Nonvoting Common Stock or any other class of stock of the Corporation. If upon any such liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution to stockholders shall be insufficient to permit the payment to the holders of the Preferred Stock of their respective Preference Amounts, then the entire assets of the Corporation remaining after payment or provision for payment of the debts and liabilities of the Corporation shall be distributed among the holders of Preferred Stock then outstanding, ratably among the holders of Preferred Stock then outstanding according to the number of shares held by each.

     Neither the consolidation nor the merger of the Corporation with or into any other corporation, nor any sale, lease, exchange, or conveyance of all or any part of the properties, assets, or business of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the affairs of the Corporation within the meaning of this subsection (d) of this Section 1.

          No provisions of this subsection (d) of this Section 1 shall in any manner, prior to any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, create or be deemed to create any restrictions upon the surplus of the Corporation or prohibit the payment of dividends on the capital stock of the Corporation out of the funds of the Corporation legally available therefor, nor shall any such restriction or prohibition be in any manner inferred from the provisions of this subsection
(d) of this Section 1.

          (e) No Reissue. No shares of Preferred Stock that are acquired by the Corporation, through redemption, repurchase, or otherwise, shall be reissued by the Corporation.

     Section 2. Common Stock and Nonvoting Common Stock.

          (a) Common Stock and Nonvoting Common Stock shall have identical rights and privileges in every respect, except that the holders of Nonvoting Common Stock shall not be entitled to vote on any matter whatsoever except as otherwise expressly required by law.

          (b) Subject to the prior rights and preferences of the Preferred Stock and subject to the provisions and on the conditions set forth in Section 1 of this ARTICLE FOURTH, such dividends (payable in cash, stock, or otherwise) as may be determined by the board of directors of the Corporation may be declared and paid on the Common Stock and Nonvoting Common Stock from time to time out of any funds legally available therefor.

          (c) The shares of Common Stock shall be fully voting stock at the rate of one vote for each share of Common Stock held.

          (d) After payment shall have been made in full to the holders of the Preferred Stock in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, the remaining assets and funds of the Corporation shall be distributed among the holders of the Common Stock and Nonvoting Common Stock according to their respective number of shares.

          (e) Each share of Nonvoting Common Stock shall be convertible into one share (subject to appropriate adjustment if there shall be any stock split, reverse stock split, or similar change in the Common Stock or Nonvoting Common Stock after the date hereof) of Common Stock, at any time at the option of the holder by delivery to the

Corporation at its principal executive office of the certificate(s) representing shares to be converted, duly endorsed, together with written instructions that the shares are to be converted; provided, however, that (i) no shares may be converted until such time as all necessary filings shall have been made with, and all necessary approvals obtained from, the Federal Communications Commission (the "FCC"), and (ii) no conversion may be made in violation of Section 4 of this ARTICLE FOURTH of this Restated Certificate of Incorporation.

     Section 3. Preemptive Rights. Except as otherwise provided in this Restated Certificate of Incorporation or in the Agreement, no holder of any shares of the Preferred Stock, Common Stock, or Nonvoting Common Stock issued by the Company shall, solely by reason of his capacity as such a holder, have any preemptive right whatsoever.

     Section 4. Compliance With Laws. No transfer of stock of the Corporation may be made by any stockholder to any person, association, corporation, joint venture, partnership, trust, business, or individual (any "Person"), nor may conversion of any stock of the Corporation be made by any Person, (i) until receipt by the Corporation of a notice from such Person that such transfer or conversion, as applicable, shall not cause (solely as the result of such Person's then ownership of one or more licenses issued by the FCC or of then ownership interest by such Person or its Affiliates (hereinafter defined) in any Person(s) which then hold(s) one or more licenses issued by the
FCC) the Corporation or any of its subsidiaries to be in violation of the multiple ownership rules of the FCC, and (ii) solely in the case of a transfer in a negotiated arm's-length transaction, until receipt by the Corporation of an agreement from such Person, binding and enforceable by the Corporation, that if such transfer shall, in fact, cause a violation by the Corporation or any of its subsidiaries of such multiple ownership rules (solely as the result of such then ownership) then it shall be the obligation of such Person, and not of the Corporation or its subsidiaries, to correct such violation, and such Person shall indemnify and hold harmless the Corporation and its subsidiaries from and against any damage which they may incur as a result of such violation. "Affiliate" shall mean with respect to any Person, a corporation, association, joint venture, partnership, trust, business, or individual which directly or indirectly through one or more intermediaries, is controlled by, in control of, or under common control with such Person, or in which such Person has an ownership interest.

     Section 5. Exchange of Stock. As used herein, the term "Original Common Stock" means shares of Common Stock, $.10 par value, of the Corporation that are issued shares immediately prior to this Restated Certificate of Incorporation becoming effective; the term "Original Nonvoting Common Stock" means shares of Nonvoting Common

Stock, $.10 par value, of the Corporation that are issued shares immediately prior to this Restated Certificate of Incorporation becoming effective; the term "Original Preferred Stock" means shares of 12% Senior Redeemable Preferred Stock, $1.00 par value, of the Corporation that are issued shares immediately prior to this Restated Certificate of Incorporation becoming effective; the term "Original Share" means a share of Original Common Stock, Original Nonvoting Common Stock, or Original Preferred Stock; and the term "Replacement New Stock" means, with respect to Original Common Stock, the Common Stock that is created at the time this Restated Certificate of Incorporation becomes effective; with respect to Original Nonvoting Common Stock, the Nonvoting Common Stock that is created at the time this Restated Certificate of Incorporation becomes effective; and with respect to Original Preferred Stock, the Preferred Stock that is created at the time this Restated Certificate of Incorporation becomes effective.

     Each Original Share shall, automatically and without further action on the part of the holder thereof, be converted into one share of Replacement New Stock at the time this Restated Certificate of Incorporation becomes effective. Each certificate representing an Original Share shall, from and after the time this Restated Certificate of Incorporation becomes effective, be deemed to represent the same number of shares of Replacement New Stock that is indicated on such certificate and may be surrendered for a certificate representing such number of shares of Replacement New Stock; and the Corporation shall issue a certificate or certificates representing such number of shares of the Replacement New Stock to the holders of Original Shares upon the surrender of the certificate(s) representing the Original Shares, provided, however, that the surrender of certificates representing Original Shares shall not be necessary to effect such conversion.

                                     FIFTH

     Cumulative voting for the election of directors is expressly denied and prohibited.

                                     SIXTH

     Directors of the Corporation need not be elected by written ballot.

                                    SEVENTH

     The directors of the Corporation shall have the power to adopt, amend, and repeal the by-laws of the Corporation.

                                     EIGHTH

     No contract or transaction between the Corporation and one or more of its directors, officers, or stockholders or between the Corporation and any person (as used herein "person" means other corporation, partnership, association, firm, trust, joint venture, political subdivision, or instrumentality) or other organization in which one or more of its directors, officers, or stockholders are directors, officers, or stockholders, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified, by the board of directors, a committee, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

     Every person who may become a director of the Corporation is hereby relieved from any liability that might otherwise exist from contracting with the Corporation for the benefit of himself or of any person in which he has any interest; provided that the fact of such interest shall have been disclosed or known to the other directors or stockholders of the Corporation, as the case may be, acting upon or with reference to such act, contract, or transaction, even though the presence at a meeting or vote or votes of such interested director might have been necessary to obligate the Corporation upon such act, contract, or transaction.

                                     NINTH

     The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, upon a plea of nolo contendere or equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect of any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

    The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                                     TENTH

     Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the

Corporation under the provisions of section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

                                    ELEVENTH

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be executed as of the 2nd day of February, 1987.

                                        UNIVERSAL CABLE HOLDINGS, INC.

                                        By     /s/ G. BRADFORD BULKLEY
                                           --------------------------------
                                           G. Bradford Bulkley,
                                           Vice President

Attest:       /s/ NANCY WALLIN
        -----------------------------
        Nancy Wallin,
        Assistant Secretary



THE STATE OF TEXAS  )
                    )
COUNTY OF DALLAS    )

     Before me, the undersigned authority, on this day personally appeared G. Bradford Bulkley, the Vice President, and Nancy Wallin, the Assistant Secretary of Universal Cable Holdings, Inc., a Delaware corporation, known to me to be the persons whose names are subscribed to the foregoing instrument and acknowledged to me that they executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said corporation and the facts stated therein are true.

     Given under my hand and seal of office on this the 2nd day of February, 1987.

                                        /s/ ANDREA L. MYERS
                                        -----------------------------------
                                        Notary Public in and for
                                        the State of Texas

My Commission Expires:

       7-26-89
----------------------


       [SEAL]

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                 PAGE 1

                         -----------------------------


               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "UNIVERSAL CABLE HOLDINGS, INC.", FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF JANUARY, A.D. 1988, AT 1:15 O'CLOCK P.M.





                 [SEAL]                        /s/ EDWARD J. FREEL
                                     ----------------------------------------
                                       Edward J. Freel, Secretary of State


     2073810  8100                   AUTHENTICATION: 9209008

     981283361                                 DATE: 07-21-98

                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                         UNIVERSAL CABLE HOLDINGS, INC.

                 (Pursuant to GCL Section 242 and Section 245)

     Universal Cable Holdings, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify as follows:

First:    That the name of the Corporation is Universal Cable Holdings, Inc.

Second: That the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 21, 1985.

Third: That a Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 20, 1985.

Fourth: That a Restated Certificate of Incorporation was filed with the Secretary of the State of Delaware on February 3, 1987.

Fifth: That this Restated Certificate of Incorporation, which restates and also further amends the Corporation's Restated Certificate of Incorporation filed on February 3, 1987, was proposed by the directors and duly adopted by the stockholders in the manner and by the vote prescribed by Section 242 and section 245 of the Delaware General Corporation Law.

Sixth: That as restated and amended, the Corporation's Restated Certificate of Incorporation shall read as follows:

                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                         UNIVERSAL CABLE HOLDINGS, INC.

                                     FIRST

     The name of the Corporation is Universal Cable Holdings, Inc.

                                     SECOND

     The registered office of the Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Corporation.

                                     THIRD

     The purpose for which the Corporation is organized is to engage in any and all lawful acts and activity for which corporations may be organized under the General Corporation Law of Delaware.

                                     FOURTH

     The aggregate number of shares which the Corporation shall have authority to issue is (i) 697,222 shares, $.10 par value, designated Common Stock, (ii) 560,000 shares, $.10 par value, designated Nonvoting Common Stock, and (iii) 3,065,000 shares, $1.00 par value, designated 12% Senior Redeemable Preferred Stock (the "Preferred Stock").

     The following is a statement of the designations, preferences, limitations and relative rights in respect of the shares of each class of stock of the Corporation.

     Section 1. Preferred Stock. The rights and preferences of the Preferred Stock shall be as follows (unless the holders of a majority of the outstanding Preferred Stock otherwise agree):

          (a) Dividends. Dividends on each share of Preferred Stock shall accumulate daily whether or not earned or declared, at an annual rate of $.12 per annum from and after the date of issuance thereof. Such dividends shall be paid, to the extent declared by the board of directors, out of funds legally available for the payment of dividends, at such time or times as may be declared by the board of directors.

          (b)  Redemption.

               (i) Optional Redemption. The Corporation may redeem shares of Preferred Stock at any time prior to five (5) years from the date of issuance of such shares of Preferred Stock, in whole or in part on not less than 10 days' prior written notice to each holder of such shares of Preferred Stock, for cash at a price equal to $1.00 per share, plus the amount of all unpaid dividends accumulated thereon through the date of redemption (provided, that if the Corporation elects at any time to redeem less than all shares of Preferred Stock then outstanding, it shall redeem the shares of Preferred Stock that it elects to redeem ratably from all holders of Preferred Stock according to the number of shares held by each, with such adjustments as may be necessary to eliminate fractional shares).

               (ii) Mandatory Redemption. On the fifth anniversary of the date of issuance of shares of Preferred Stock, the Corporation shall, to the extent it may lawfully do so, redeem those shares of Preferred Stock which have been outstanding for such five year period, for cash at a price equal to $1.00 per share, plus the amount of all unpaid dividends accumulated thereon through the date of redemption (the "Liquidation Value"), and if an Event of Noncompliance (as defined in that certain Purchase Agreement, dated as of February 3, 1987 (the "Agreement"), by and among the Corporation, Jay J. O'Neal, Communications Partners, Ltd., Rust Capital, Ltd. ("Rust"), and MVenture Corp. ("MVenture") shall have occurred and be continuing, the Corporation shall, within 60 days following receipt by the Corporation of a written request of the holders of more than 50% of the outstanding Preferred Stock and to the extent it may lawfully do so, redeem all shares of Preferred Stock then outstanding, for cash at the Liquidation Value; provided that, with respect to an Event of Noncompliance set forth in Section 11(b)(vi)(y) of the Agreement, the rights of the Majority Preferred Stockholders (as defined in the Agreement) under this clause shall not arise until any such default therein referenced shall have resulted in an acceleration of the indebtedness evidenced by any agreement for borrowed money or other contract or agreement; provided, that if pursuant to this subsection (b)(ii) of this Section 1, the Corporation at any time redeems less than all shares of Preferred Stock which have been outstanding for a period of five (5) years or more, it shall redeem such shares ratably from all holders of shares of Preferred Stock which have been outstanding for such five (5) year period according to the number of such shares held by each, with such adjustments as may be necessary to eliminate fractional shares. The Corporation shall take all corporate and other action it can lawfully take to enable it to redeem the Preferred Stock as contemplated by this subsection (b)(ii), and if it cannot lawfully redeem all of the shares of Preferred Stock which remain outstanding on the fifth (5th) anniversary of their issuance, it shall (A) redeem the maximum number of such shares it may lawfully redeem on such date, (B) pay interest as it accrues to each holder of Preferred Stock on the first day of each month after such fifth anniversary at the rate of 12% per annum on all accrued but unpaid dividends, and (C) redeem the remainder of the Preferred Stock which has been outstanding for such five (5) year period at the earliest possible time or times thereafter when it can lawfully do so.

               (iii)     Sale of the Company.

                    (A) In the event of a Sale of the Corporation, any holder of Preferred Stock may require the Corporation to redeem all or any portion of the Preferred Stock owned by such holder at a price per share equal to the Liquidation Value of such share. The Corporation will notify each holder of Preferred Stock of an impending Sale of the Corporation not less than 30 days prior to the consummation thereof, and each such holder will have until 20 days after the receipt of such notice to request redemption of all or any portion of the Preferred Stock owned by such holder. Upon receipt of such request, the Corporation will be obligated to redeem the number of shares specified in such request at the time of the consummation of such Sale of the Corporation. No Sale of the Corporation will be consummated unless the Corporation has fulfilled all of its obligations to the holders of Preferred Stock under this Section 1(b)(iii). Unless the Sale of the Corporation occurs within 180 days after the delivery of the notice herein required to be sent to each holder of Preferred Stock, the Corporation may not consummate the Sale of the Corporation without the foregoing notice, request, and redemption procedure being repeated. The term "Sale of the Corporation" means (a) a sale or transfer of all or substantially all of the assets of the Corporation in any transaction or series of related transactions, and (b) any merger or consolidation to which the Corporation is a party if the Corporation thereby becomes a subsidiary of another entity or does not survive.

                    (B) Redemptions made pursuant to this Section 1(b)(iii) will not relieve the Corporation of its obligation to redeem Preferred Stock that remains outstanding on the dates set forth in Section 1(b)(i) or (ii).

               (iv) Redemption Obligations. For each share of Preferred Stock which is to be redeemed, the Corporation will be obligated on the redemption date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such share duly endorsed in blank or accompanied by an appropriate form of assignment) an amount equal to the Liquidation Value thereof. If the funds of the Corporation legally and actually available for redemption of shares on any redemption date are insufficient to redeem the total number of shares of Preferred Stock to be redeemed on such date, those funds which are legally and actually available will be used to redeem the maximum possible number of shares of Preferred Stock ratably, according to the number of shares held, among the holders of the shares to be redeemed. At any time thereafter as additional funds of the Corporation are legally and actually available for the redemption of shares, such funds will immediately be used to redeem the balance of the shares which the Corporation has become obligated to redeem on any redemption date but which it has not redeemed.

               (v) Other Redemptions or Acquisitions. The Corporation will neither redeem nor otherwise acquire any Preferred Stock, except as expressly authorized herein or pursuant to offers made pro rata to all holders of Preferred Stock.

          (c) Voting Rights. The holders of Preferred Stock shall not be entitled to vote on any matters to be voted on by the stockholders of the Corporation, except as may otherwise be expressly required by law, by this Restated Certificate of Incorporation, or by the Agreement (as defined in Section 1(b)(ii) hereof). Notwithstanding the foregoing, the Corporation shall not (i) pay any dividends or make any distributions on or purchase any Common Stock or Nonvoting Common Stock without the written consent of the holders of at least a majority of the Preferred Stock, (ii) issue any class of stock that ranks senior to or equal with the Preferred Stock as to dividends or rights on liquidation without the written consent of the holders of at least a majority of the Preferred Stock, or (iii) change the preferences, limitations, or relative rights of the Preferred Stock without the written consent of the holders of at least a majority of the Preferred Stock.

          (d) Priority of Preferred Stock upon Dissolution. Subject to the remaining provisions of this subsection (d) of this Section 1, in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation, the holders of the Preferred Stock shall be entitled to receive, out of the remaining assets of the Corporation, $1.00 in cash for each share of Preferred Stock they then hold, plus an amount equal to all dividends accumulated and unpaid on each share through the date of distribution (the "Preference Amount"), before any distribution shall be made to the holders of any shares of Common Stock or Nonvoting Common Stock or any other class of stock of the Corporation. If upon any such liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution to stockholders shall be insufficient to permit the payment to the holders of the Preferred Stock of their respective Preference Amounts, then the entire assets of the Corporation remaining after payment or provision for payment of the debts and liabilities of the Corporation shall be distributed among the holders of Preferred Stock then outstanding, ratably among the holders of Preferred Stock then outstanding according to the number of shares held by each.

          Neither the consolidation nor the merger of the Corporation with or into any other corporation, nor any sale, lease, exchange, or conveyance of all or any part of the properties, assets, or business of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up of the affairs of the Corporation within the meaning of this subsection (d) of this Section 1.

          No provisions of this subsection (d) of this Section 1 shall in any manner, prior to any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, create or be deemed to create any restrictions upon the surplus of the Corporation or prohibit the payment of dividends on the capital stock of the Corporation out of the funds of the Corporation legally available therefor, nor shall any such restriction or prohibition be in any manner inferred from the provisions of this subsection
(d) of this Section 1.

          (e) No Reissue. No shares of Preferred Stock that are acquired by the Corporation, through redemption, repurchase, or otherwise, shall be reissued by the Corporation.

     Section 2.     Common Stock and Nonvoting Common Stock.

          (a) Common Stock and Nonvoting Common Stock shall have identical rights and privileges in every respect, except that the holders of Nonvoting Common Stock shall not be entitled to vote on any matter whatsoever except as otherwise expressly required by law.

          (b) Subject to the prior rights and preferences of the Preferred Stock and subject to the provisions and on the conditions set forth in Section 1 of this ARTICLE FOURTH, such dividends (payable in cash, stock, or otherwise) as may be determined by the board of directors of the Corporation may be declared and paid on the Common Stock and Nonvoting Common Stock from time to time out of any funds legally available therefor.

          (c) The shares of Common Stock shall be fully voting stock at the rate of one vote for each share of Common Stock held.

          (d) After payment shall have been made in full to the holders of the Preferred Stock in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, the remaining assets and funds of the Corporation shall be distributed among the holders of the Common Stock and Nonvoting Common Stock according to their respective number of shares.

          (e) Each share of Nonvoting Common Stock shall be convertible into one share (subject to appropriate adjustment if there shall be any stock split, reverse stock split, or similar change in the Common Stock or Nonvoting Common Stock after the date hereof) of Common Stock, at any time at the option of the holder by delivery to the Corporation at its principal executive office of the certificate(s) representing shares to be converted, duly endorsed, together with written instructions that the shares are to be converted; provided, however, that (i) no shares may be converted until such time as all necessary filings shall have been made with, and all necessary approvals obtained from, the Federal Communications Commission (the "FCC"), and (ii) no conversion may be made in violation of Section 4 of this ARTICLE FOURTH of this Restated Certificate of Incorporation.

     Section 3. Preemptive Rights. Except as otherwise provided in this Restated Certificate of Incorporation or in the Agreement, no holder of any shares of the Preferred Stock, Common Stock, or Nonvoting Common Stock issued by the Company shall, solely by reason of his capacity as such a holder, have any preemptive right whatsoever.

     Section 4. Compliance With Laws. No transfer of stock of the Corporation may be made by any stockholder to any person, association, corporation, joint venture, partnership, trust, business, or individual (any "Person"), nor may conversion of any stock of the Corporation be made by any Person, (i) until receipt by the Corporation of a notice from such Person that such transfer or conversion, as applicable, shall not cause (solely as the result of such Person's then ownership of one or more licenses issued by the FCC or of then ownership interest by such Person or its Affiliates (hereinafter defined) in any Person(s) which then hold(s) one or more licenses issued by the
FCC) the Corporation or any of its subsidiaries to be in violation of the multiple ownership rules of the FCC, and (ii) solely in the case of a transfer in a negotiated arm's-length transaction, until receipt by the Corporation of an agreement from such Person, binding and enforceable by the Corporation, that if such transfer shall, in fact, cause a violation by the Corporation or any of its subsidiaries of such multiple ownership rules (solely as the result of such then ownership) then it shall be the obligation of such Person, and not of the Corporation or its subsidiaries, to correct such violation, and such Person shall indemnify and hold harmless the Corporation and its subsidiaries from and against any damage which they may incur as a result of such violation. "Affiliate" shall mean with respect to any Person, a corporation, association, joint venture, partnership, trust, business, or individual which directly or indirectly through one or more intermediaries, is controlled by, in control of, or under common control with such Person, or in which such Person has an ownership interest.

                                     FIFTH

     Cumulative voting for the election of directors is expressly denied and prohibited.

                                     SIXTH

     Directors of the Corporation need not be elected by written ballot.

                                    SEVENTH

     The directors of the Corporation shall have the power to adopt, amend, and repeal the by-laws of the Corporation.

                                     EIGHTH

     No contract or transaction between the Corporation and one or more of its directors, officers, or stockholders or between the Corporation and any person (as used herein "person" means other corporation, partnership, association, firm, trust, joint venture, political subdivision, or instrumentality) or other organization in which one or more of its directors, officers, or stockholders are directors, officers, or stockholders, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified, by the board of directors, a committee, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

     Every person who may become a director of the Corporation is hereby relieved from any liability that might otherwise exist from contracting with the Corporation for the benefit of himself or of any person in which he has any interest; provided that the fact of such interest shall have been disclosed or known to the other directors or stockholders of the Corporation, as the case may be, acting upon or with reference to such act, contract, or transaction, even though the presence at a meeting or vote or votes of such interested director might have been necessary to obligate the Corporation upon such act, contract, or transaction.

                                     NINTH

     The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, upon a plea of nolo contendere or equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect of any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                                     TENTH

     Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

                                    ELEVENTH

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be executed as of the 29th day of December, 1987.

                                         UNIVERSAL CABLE HOLDINGS, INC.

                                         By /s/ LYNNE M. McGANITY
                                            ------------------------------------
                                            Lynne M. McGanity
                                            Vice President

Attest: /s/ NANCY WALLIN
        -----------------------------
        Nancy Wallin,
        Assistant Secretary


THE STATE OF TEXAS      )
                        )
COUNTY OF DALLAS        )

     Before me, the undersigned authority, on this day personally appeared Lynne M. McGanity, a Vice President, and Nancy Wallin, an Assistant Secretary of Universal Cable Holdings, Inc. a Delaware corporation, known to me to be the persons whose names are subscribed to the foregoing instrument and acknowledged to me that they executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said corporation and the facts stated therein are true.

     Given under my hand and seal of office on this the 29th day of December, 1987.

                                            /s/ STEPHANIE JANE GUTHRIE
                                            ------------------------------------
                                            Notary Public in and for
                                            the State of Texas

My Commission Expires:

September 19, 1990
---------------------

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                 PAGE 1

                         -----------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RENEWAL OF "UNIVERSAL CABLE HOLDINGS, INC.", FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF JUNE, A.D. 1989, AT 9 O'CLOCK A.M.





                            [SEAL]     /s/ EDWARD J. FREEL
                                     ----------------------------------------
                                       Edward J. Freel, Secretary of State


     2073810  8100                   AUTHENTICATION: 9209009

     981283361                                 DATE: 07-21-98

                                  CERTIFICATE

                       FOR RENEWAL AND REVIVAL OF CHARTER


     Universal Cable Holdings, Inc., a corporation organized under the laws of Delaware, the charter of which was voided for non-payment of taxes, now desires to procure a restoration, renewal and revival of its charter, and hereby certifies as follows:

     1.   The name of this corporation is Universal Cable Holdings, Inc.

     2. Its registered office in the State of Delaware is located at 15 East North Street, City of Dover Zip Code 19901 County of Kent County the name and address of its registered agent is United Corporate Services, Inc. 15 East North Street, Dover, DE 19901.

     3. The date of filing of the original Certificate of Incorporation in Delaware was October 21, 1985.

     4. The date when restoration, renewal, and revival of the charter of this company is to commence is the 28th day of February, same being prior to the date of the expiration of the charter. This renewal and revival of the charter of this corporation is to be perpetual.

     5. This corporation was duly organized and carried on the business authorized by its charter until the 1st day of March A.D. 1989, at which time its charter became inoperative and void for non-payment of taxes and this certificate for renewal and revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of the State of Delaware.

     IN TESTIMONY WHEREOF, and in compliance with the provisions of Section 312 of the General Corporation Law of the State of Delaware, as amended, providing for the renewal, extension and restoration of charters, Christopher J. Conley the last and acting President, and Candace A. Christianson, the last and acting Secretary of Universal Cable Holdings, Inc., have hereunto set their hands to this certificate this 21st day of June.

                                                  /s/ CHRISTOPHER J. CONLEY
                                                  -----------------------------
                                                      Last and Acting President

                                ATTEST:

                                                  /s/ CANDACE CHRISTIANSON
                                                  -----------------------------
                                                      Last and Acting Secretary

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                 PAGE 1

                        --------------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "UNIVERSAL CABLE HOLDINGS, INC.", FILED IN THIS OFFICE ON THE SECOND DAY OF JULY, A.D. 1992, AT 2 O'CLOCK P.M.





                                                /s/ EDWARD J. FREEL
                          [SEAL]     ----------------------------------------
                                        Edward J. Freel, Secretary of State


                                     AUTHENTICATION: 9209010

                                               DATE: 07-21-98
2073810 8100

981283361

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                         UNIVERSAL CABLE HOLDINGS, INC.

     It is hereby certified that:

     1. (a) The name of the corporation is Universal Cable Holdings, Inc. (the "Corporation").

          (b) The date of filing of the original Certificate of Incorporation with the Secretary of State of the State of Delaware was October 21, 1985.

          (c) A Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 20, 1985.

          (d) A Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 3, 1987.

          (e) A Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 13, 1988.

     2. The Restated Certificate of Incorporation of the Corporation filed on January 13, 1988 is hereby restated and amended in its entirety by substituting in lieu thereof the Restated Certificate of Incorporation hereinafter provided for.

     3. (a) Six hundred ninety six thousand two hundred twenty two (696,222) of the presently authorized and unissued shares of Common Stock, $.10 par value, are hereby eliminated. Upon the filing of this Restated Certificate of Incorporation, there will be one thousand (1,000) authorized shares of Common Stock $.10 par value, nine hundred (900) of which will be issued and outstanding and one hundred (100) of which will be unissued.

          (b) The presently authorized five hundred sixty thousand (560,000) shares of Nonvoting Common Stock, $.10 par value, none of which are issued, are hereby eliminated. Upon the filing of this Restated Certificate of Incorporation, there will be no authorized shares of Nonvoting Common Stock.

          (c) The presently authorized three million sixty five thousand (3,065,000) shares of Preferred Stock, $1.00 par value, none of which are issued, are hereby eliminated. Upon the filing of this Restated Certificate of Incorporation, there will be no authorized shares of Preferred Stock.

     4. The Restated Certificate of Incorporation herein certified has been duly adopted by the stockholders in accordance with the provisions of Sections 228, 242, and 245 of the General Corporation Law of the State of Delaware.

     5. The Certificate of Incorporation of the Corporation, as amended and restated herein, shall at the effective time of this Restated Certificate of Incorporation, read as follows:

                     "RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                         UNIVERSAL CABLE HOLDINGS, INC.

          FIRST: The name of the corporation is Universal Cable Holdings, Inc. (the "Corporation").

          SECOND: The registered office of the Corporation in the State of Delaware is to be located at 32 Loockerman Square, Suite L-100, in the City of Dover, County of Kent, State of Delaware. The name of its registered agent at that address is The Prentice-Hall Corporation System, Inc.

          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

          FOURTH: The aggregate number of shares of stock which the Corporation shall have authority to issue is one thousand (1,000) shares of Common Stock, par value $.10 per share.

          FIFTH: The number of directors of the Corporation shall be the number from time to time fixed by or in the manner provided in the By-Laws of the Corporation. Elections of directors need not be by ballot unless the By-Laws of the Corporation shall so provide.

          SIXTH: The Board of Directors shall have the power without the assent or vote of the stockholders to adopt, amend, modify or repeal By-Laws of the Corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal any of the By-Laws made by the Board of Directors.

          SEVENTH: The Corporation shall, to the fullest extent permitted by law, as the same is now or may hereafter be in effect, indemnify each person (including the heirs, executors, administrators and other personal representatives of such person) against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such person in connection with any threatened, pending or completed suit, action or proceeding (whether civil, criminal, administrative or investigative in nature or otherwise) in which such person may be involved by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving any other incorporated or unincorporated enterprise in such capacity at the request of the Corporation. The indemnification provided for in this Restated Certificate of Incorporation shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise.

          EIGHTH: To the fullest extent that elimination or limitation of the liability of directors is permitted by law, as the same is now or may hereafter be in effect, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director.

          NINTH: The Corporation reserves the right to amend, modify or repeal any provisions contained in this Restated Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors, officers or others are granted subject to this reservation."

Signed and attested to on June 30, 1992.

                                                        /s/ I. MARTIN POMPADUR
                                                       -----------------------
                                                       I. Martin Pompadur
                                                       President

Attest:

/s/ I. MARTIN POMPADUR
----------------------
I. Martin Pompadur
Secretary

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                PAGE 1

                         -----------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "UNIVERSAL CABLE HOLDINGS, INC.", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF SEPTEMBER, A.D. 1992, AT 9 O'CLOCK A.M.





                            [SEAL]     /s/ EDWARD J. FREEL
                                     ----------------------------------------
                                       Edward J. Freel, Secretary of State


                                     AUTHENTICATION: 9209011

                                               DATE: 07-21-98

2073810   8100

981283361

                            CERTIFICATE OF AMENDMENT
                                       OF
                         UNIVERSAL CABLE HOLDINGS, INC.


                            ------------------------

     The undersigned, being the sole stockholder of Universal Cable Midwest, Inc., a Delaware corporation (the "Corporation"), hereby (by execution of this Consent or a counterpart hereof) consents to and approves the adoption of the following resolutions and each and every action effected thereby:

     NOW THEREFORE, BE IT RESOLVED:

     1. the Certificate of Incorporation of the Corporation is hereby amended by the deletion of Article Tenth in its entirety.

     2. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     FURTHER RESOLVED:   That the officers of this Corporation be, and each of
them acting singly hereby is, authorized and directed to execute any certificate and to take any and all actions necessary to carry out the foregoing resolution.

     IN WITNESS WHEREOF, the undersigned has hereby executed this Consent on the 1st day of August, 1992.

                                       Ponca/Universal Holdings, Inc.



                                       /s/ J. MERRITT BELISLE
                                       ----------------------------
                                           J. Merritt Belisle, CEO

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                PAGE 1

                         -----------------------------


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "UNIVERSAL CABLE HOLDINGS, INC.", FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF DECEMBER, A.D. 1996, AT 1:30 O'CLOCK P.M.





                            [SEAL]     /s/ EDWARD J. FREEL
                                     ----------------------------------------
                                       Edward J. Freel, Secretary of State


                                     AUTHENTICATION: 9209012

                                               DATE: 07-21-98

2073810  8100

981283361

               AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                         UNIVERSAL CABLE HOLDINGS, INC.

                       (Incorporated on October 21, 1985)

     THE UNDERSIGNED does hereby certify that the following is the Amended and Restated Certificate of Incorporation of UNIVERSAL CABLE HOLDINGS, INC., which amends and restates the certificate of incorporation in its entirety:

     1. Name. The name of the corporation is Universal Cable Holdings, Inc. (the "Corporation").

     2.   Duration.  The Corporation is to have perpetual existence.

     3. Purpose. The purpose for which the Corporation is organized is to engage in any and all lawful acts and activities for which corporations may be organized under the General Corporation Law of the State of Delaware.

     4. Capitalization. The total number of shares of stock which the Corporation shall have authority to issue is 1,500. Such shares shall be divided into 1,000 shares of Common Stock (the "Common Stock"), $0.10 par value per share, and 500 shares of Preferred Stock, $0.10 par value per share (the "Preferred Stock").

          The designations, powers, preferences and relative, participating, optional and other special rights with respect to the Common Stock and the Preferred Stock, and the qualifications, restrictions and limitations thereof, are as follows:

          A.   Voting Rights.

     Except as required by applicable law, the holders of Preferred Stock shall have no voting rights with regard to matters submitted to a vote of the Corporation's stockholders. The holders of the Common Stock shall each have one vote per share of Common Stock held by them on all matters to be voted on by the Corporation's stockholders.

          B.   Dividends.

     The holders of the Preferred Stock will be entitled to dividends as follows:

     Commencing on the date of its issuance, a cumulative dividend equal to $40.00 per share per annum shall accrue on the Preferred Stock. Such dividends shall accrue until paid as provided herein.

     Dividends shall be paid on the Corporation's Preferred Stock and Common Stock at such times as may be declared by the Board of Directors.

     Notwithstanding any of the foregoing, all dividends declared and paid by the Corporation shall be paid to the holders of the Preferred Stock, until such time as the holders of the Preferred Stock shall have received, in the aggregate, all outstanding accrued dividends and, if no such dividends are accrued, then all dividends ("Excess Dividends") shall be utilized to redeem as much of the Preferred Stock as practicable as set forth below. Upon the payment of all accrued dividends on the Preferred Stock and the redemption of all outstanding shares of Preferred Stock, one hundred percent (100%) of all dividends and distributions shall be made to the holders of the Common Stock.

     C.   Rights Upon Liquidation.

     Upon any liquidation (partial or complete), dissolution or winding up of the Corporation (a "Liquidating Event"), the Corporation shall distribute the assets of the Corporation legally available for distribution (the "Available Assets") to its stockholders after making adequate provision for (i) all contingent and other liabilities of the Corporation, including, without limitation, any and all indebtedness, fees, penalties, profits, interest or other amounts or payments due from the Corporation to any creditor of the Corporation, (ii) the Preferred Stock Liquidation Amount (as defined below) in accordance with the following paragraph, and (iii) the fair market value of any warrants or options to acquire any equity securities of the Corporation issued by the Corporation to any creditor of the Corporation, in accordance with the provisions of this Article.

     Upon the occurrence of a Liquidating Event, the holders of Preferred Stock shall be entitled to receive, by reason of their ownership thereof, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock, an amount equal to $400.00 per share (the "Preferred Stock Liquidation Amount"), plus any accrued and unpaid dividends thereon. Written notice of any such liquidation, dissolution or winding up, stating a payment date, the place where such payment shall be made, the amount of each liquidating payment and the amount of accrued dividends to be paid, shall be given by first class mail, postage paid, not less than thirty (30) days prior to the payment date stated therein, to each holder of record of the Preferred Stock at such holder's address as shown on the records of the Corporation. If upon the occurrence of such Liquidating Event, the assets and funds to be thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full amount due hereunder, then the holders of Preferred Stock shall share ratably in any distribution of assets of the Corporation in proportion to the respective amounts which would otherwise be payable with respect to the shares of Preferred Stock held by them upon such distribution if the full amount payable on or with respect to such shares were paid in full.

     Upon the occurrence of a Liquidating Event, to the extent Available Assets exist after the payment of or provision for the liabilities set forth above, such Available Assets shall be distributed among the holders of Common Stock based on the number of shares owned by them.

     D.   Redemption of Preferred Stock.

          The Corporation shall redeem the outstanding shares of Preferred Stock as follows:

          (i)    Redemption at the Option of the Corporation.

          The Corporation shall have the right to redeem the outstanding shares of Preferred Stock at any time, in whole or in part, at a redemption price equal to $400.00 per share (the "Redemption Price"), plus any accrued and unpaid dividends.

          (ii)   Mandatory Redemption.

          If any Excess Dividends are available at any time, such Excess Dividends shall promptly be applied to redeem Preferred Stock to the extent of such Excess Dividends.

          (iii)  Procedure for Redemption.

               (a) The Corporation shall redeem Preferred Stock ratably among the holders of Preferred Stock as shown on the records of the Corporation, based on their respective percentage ownership of outstanding shares of such class of Preferred Stock as of the date of notices provided for in subparagraph (b) hereof, and shall pay all dividends outstanding on such class of Preferred Stock to be redeemed at each payment date.

               (b) The Corporation shall give the holders of the Preferred Stock not fewer than thirty (30) nor more than forty-five (45) days' prior written notice (the "Notice of Redemption") of the redemption date and the amount of each redemption payment and shall set forth the amount of accrued dividends to be paid.

               (c) All Preferred Stock redeemed, purchased or otherwise acquired by the Corporation shall be retired and cancelled and shall not be reissuable.

               (d) Notice shall be deemed given when personally delivered or deposited in the United States mail, first class, postage prepaid, to each holder of Preferred Stock to be redeemed at the address of such holder as the same shall appear on the records of the Corporation. Neither the failure of any stockholders to receive any such Notice of Redemption nor the failure of the Corporation to mail or deliver the same to any stockholder shall affect the validity of the proceedings for redemption except as to a holder whose notice is not mailed or delivered. If notice is given as provided herein and if on or before the Redemption Date the Corporation shall set aside or deposit, with a redemption agent specified in the Redemption Notice, an amount sufficient to pay the aggregate redemption price of all shares to be redeemed, the shares called for redemption shall, after the Redemption Date, be deemed no longer outstanding and the holder thereof shall cease to be a stockholder with respect to such shares and shall have no right to dividends or other stockholder rights thereafter.

     5. Cumulative Voting Denied. Cumulative voting by the stockholders of the corporation at any election of directors of the Corporation is hereby prohibited.

     6. Registered Office, Agent. The registered office of the Corporation is to be located at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     7. Arrangement with Creditors. The following provisions are included for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

     Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     8. Director Liability. To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     9. Indemnification. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), liability, loss, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent permitted by either (i) any applicable law in effect on the date of incorporation of the Corporation, or (ii) any law which becomes effective during the existence of the Corporation and which is applicable to it.

     10. Bylaws. In furtherance of and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the bylaws of the Corporation.

     11. Election of Directors. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

                                     * * *

     This Amended and Restated Certificate of Incorporation of Universal Cable Holdings, Inc., has been duly adopted pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware.

                                              UNIVERSAL CABLE HOLDINGS, INC.

                                              By: /s/ J. MERRITT BELISLE
                                                  --------------------------
                                                  J. Merritt Belisle
                                                  Chief Executive Officer